SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

Schedule A

to the Amended and Restated Shareholder Servicing Plan

dated February 28, 2019

   Schwab Capital Trust

Fund	Shareholder Service Fee
Schwab Large-Cap Growth Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Core Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Dividend Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Small-Cap Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Hedged Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Health Care Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Balanced Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab International Core Equity Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Target 2010 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2015 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2020 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2025 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2030 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2035 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2040 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab MarketTrack All Equity Portfolio	An annual fee, payable monthly, of twenty-five

one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab MarketTrack Growth Portfolio	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab MarketTrack Balanced Portfolio	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab MarketTrack Conservative Portfolio	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Laudus International MarketMasters Fund	An annual fee, payable monthly, of twenty one-hundredths of one percent (0.20%) of the Fund’s average daily net assets
Schwab Monthly Income Fund – Moderate Payout	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Monthly Income Fund – Enhanced Payout	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Monthly Income Fund – Maximum Payout	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2045 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2050 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2055 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets
Schwab Target 2060 Fund	An annual fee, payable monthly, of zero percent (0.00%) of the Fund’s average daily net assets

   Schwab Investments

Fund	Shareholder Service Fee
Schwab Tax-Free Bond Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab California Tax-Free Bond Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets
Schwab Global Real Estate Fund	An annual fee, payable monthly, of twenty-five one-hundredths of one percent (0.25%) of the Fund’s average daily net assets